Exhibit 99.1

GLOBAL EAGLE ENTERTAINMENT

Global Eagle Board Appoints Jeff Leddy Chief Executive Officer

40-Year Satellite and Telecommunications Veteran to Drive Company’s Growth in Global Media and Mobility

Company also commencing CFO search; Mr. Leddy to Serve as Interim Principal Financial Officer

Company Provides Preliminary Estimate for Full Year 2016 Revenue Results

LOS ANGELES, February 21, 2017 – Global Eagle Entertainment Inc. (NASDAQ: ENT) (“GEE,” “Global Eagle” or the “Company”) today announced that its Board of Directors has appointed Jeff Leddy as Chief Executive Officer, effective immediately. Mr. Leddy has served on the Company’s Board of Directors since January 2013 and will continue as a Director. Dave Davis resigned as a Board Director and as CEO effective February 20, 2017 to pursue other endeavors. He will continue to support the Company as a consultant during a transition period.

Ed Shapiro, Chairman of the Board of Global Eagle, said, “We are excited to bring Jeff on board as CEO. He is a widely-respected industry veteran, an experienced executive and corporate leader, and has a deep understanding of GEE’s values, customer base, and products. I have worked with Jeff in various capacities for the past ten years. He has been an invaluable member of our Board since the formation of the Company and is the right leader for Global Eagle’s next phase of development.”

Mr. Leddy is recognized as a high-caliber CEO and transformational leader of large and growing companies, most recently serving as the founder and CEO of Verizon Telematics (formerly Hughes Telematics, prior to its purchase by Verizon in July 2012), which is a leader in next generation connectivity solutions in North America, China and Europe. Prior to Verizon Telematics, Mr. Leddy held various executive positions at SkyTerra Communications, including serving as CEO and President and as a member of its board of directors, and as a director at Hughes Network Systems, a satellite and ground network operator.

Mr. Leddy said, “I am honored to lead Global Eagle at this pivotal time. GEE has progressed to become a major provider of products and services in the media and connectivity markets for aviation, maritime, and land. Our team has outlined a plan to unlock new synergies and consolidate infrastructure. I look forward to having our team develop innovative new content, portal and information services and enhance our communications infrastructure, while focusing on internal operations, synergy realization and top-line growth.”

Mr. Shapiro continued, “On behalf of the entire Board, we want to thank Dave for his hard work, dedication and unwavering commitment to Global Eagle. Since our formation, Dave served as our Chief Financial Officer, our Chief Operating Officer, and most recently as our Chief Executive Officer. Under his leadership, we more than doubled our revenue through organic growth and strategic acquisitions and diversified our revenue base with exciting new initiatives, including our planned Chinese joint-venture with Beijing Shareco to provide inflight entertainment and connectivity to the rapidly growing aviation market in China.”

Mr. Davis said, “Having been with GEE since its formation, I am pleased to have led this extraordinary company and proud of our accomplishments during my tenure. I thank everyone who has supported our team in this journey, and look forward to supporting Jeff and the executive team during my transition. I will continue to cheer for Global Eagle.”

The Company also announced that Tom Severson, Executive Vice President & Chief Financial Officer, resigned, effective February 20, 2017. The Board has initiated a CFO search to consider candidates for the position. In the interim, Mr. Leddy will serve as the Company’s principal financial officer.

10-K Filing Update

Global Eagle expects to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 after the March 16, 2017 U.S. Securities and Exchange Commission deadline. The Company requires additional time to file its Annual Report given its increased size and complexity after the Emerging Markets Communications acquisition and the effect of that size and complexity on its financial reporting processes, its need to transition the finance department after the prior CFO’s departure and its need to complete additional financial-closing procedures associated with the Company’s material weaknesses in internal control over its financial reporting.

Guidance Update

The Company expects full year 2016 revenue to be at or near the low end of its prior guidance range of $530-538 million.*

*	The estimated full year 2016 revenue results are preliminary and unaudited. They are subject to the completion and finalization of fourth-quarter and year-end financial and accounting procedures, and reflect management’s estimate based solely upon information available to management as of the date of this press release. Further information learned during that completion and finalization may alter the final results. In addition, the preliminary estimate should not be viewed as a substitute for full year financial statements prepared in accordance with generally accepted accounting principles in the United States of America.

Other than full-year 2016 revenue, we are not providing any other estimates of our financial performance (including, without limitation, Adjusted EBITDA) for the fourth quarter or full year 2016, and investors should no longer rely upon any previous estimates that we have made. In addition to the completion of our financial closing procedures and the procedures and audit to be conducted by our auditors, factors that could cause actual results to differ from those described above are set forth below under “Cautionary Note Concerning Forward-Looking Statements.” Accordingly, you should not place undue reliance upon our preliminary estimates.

About Global Eagle Entertainment (GEE)

Global Eagle Entertainment Inc. (NASDAQ: ENT) is a leading provider of satellite-based connectivity and media to fast-growing, global mobility markets across air, sea and land. Supported by proprietary and best-in-class technologies, GEE offers a fully integrated suite of rich media content and seamless connectivity solutions that cover the globe. With approximately 1,500 employees and 50 offices on six continents, GEE delivers exceptional service and rapid support to a diverse base of customers around the world. Find out more at: www.geemedia.com.

Kevin Trosian

Senior Vice President, Corporate Development and Investor Relations

+1 310-740-8624

investor.relations@geemedia.com

Cautionary Note Concerning Forward-Looking Statements

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding our final full-year 2016 revenue results, ability to achieve acquisition synergies, operations, financial performance, business initiatives and business outlook. These forward-looking statements are based on information available to us as of the date of this release and on our current expectations, forecasts and assumptions, and involve substantial risks and uncertainties. Actual results may vary materially from those expressed or implied by the forward looking statements herein due to a variety of factors, including: our ability to remediate material weaknesses in our internal control over financial reporting, including in a timely manner and their effect on our ability to finalize our full-year and fourth-quarter 2016 financial results and file our associated Annual Report on Form 10-K for 2016; our ability to successfully transition the chief executive officer role; our ability to identify and retain a new chief financial officer and transition the role; our ability to generate sufficient cash flow to make payments on our indebtedness or maintain adequate liquidity; our ability to integrate our acquired businesses; the ability of our business to grow, including through acquisitions which we are able to successfully integrate, and the ability of our executive officers to manage growth profitably; any delay or inability to realize the expected benefits and synergies of our acquired businesses; our ability to negotiate and consummate the Shareco joint venture transaction and associated investment on the contemplated terms and realize the benefits therefrom; our ability to settle legacy sound recording and music composition liabilities on terms that we consider reasonable; our ability to obtain and maintain licenses for content used on legacy installed IFE systems, or our failure to have the appropriate intellectual-property licenses for our business; our ability to recognize and timely implement future technologies in the aviation, maritime and land satellite connectivity and remote-communications space; our ability to capitalize on investments in developing our service offerings, including our long-term project with QEST to develop global antenna technologies; our ability to deliver end-to-end network performance sufficient to meet increasing airline and maritime customer and passenger demand; the loss of, or failure to realize benefits from, agreements with our airline and maritime partners; the loss of relationships with original equipment manufacturers or dealers; our reliance on third-party satellite service providers and equipment and other suppliers; the result of ongoing tax audits that could result in reduction of tax carryforwards and imposition of tax penalties and interest, plus payments of back-taxes owed; the loss of additional members of management and other key employees; and other risks and uncertainties set forth in our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q.

Forward-looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.